CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Roebling Financial Corp, Inc. (the “Company”) on Form 10-K for the year ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Janice A. Summers, Acting President, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

/s/ Janice A. Summers
Janice A. Summers
Acting President, Chief Operating Officer and Chief Financial Officer (Principal Executive and Financial Officer)

Date:     December 23, 2011